UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                (Amendment No. 1)
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  June 14, 2002

                               SEQUIAM CORPORATION
             (Exact name of registrant as specified in its chapter)

            California              333-45678            33-0875030
  (State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)          File Number)      Identification No.)

          300 SUNPORT LANE, ORLANDO, FLORIDA                32809
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   407-541-0774

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 7.    Financial Statements and Exhibits

(a)  Financial statements of business acquired

On April 16, 2002 Sequiam Corporation f/k/a Wedge Net Experts, Inc. (the "Company") filed Form 8-K to report its acquisition of Sequiam, Inc., a Delaware corporation, effective on April 1, 2002, pursuant to the terms of an Agreement and Plan of Merger dated March 1, 2002, (the "Merger Agreement"). On May 1, 2002, Sequiam, Inc. changed its name to Sequiam Software, Inc. Pursuant to Item 7 of Form 8-K; the Company indicated it would file certain financial information within sixty (60) days. This amendment No. 1 is filed to provide such financial information.

(1)  Audited Financial Statements

The following audited financial statements of Sequiam Software, Inc. are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are attached as exhibit 99.1.

Report of Independent Certified Public Accountants Gallogly, Fernandez & Riley, LLP

Audited  Financial  Statements:

A.   Balance Sheet as of December 31, 2001.
B.   Statement of Operations  for the Year Ended  December 31, 2001.
C.   Statement of Shareholders' Deficit for the Year Ended December 31, 2001.
D.   Statement of Cash Flows for the Year Ended December 31, 2001.
E.   Notes to Financial Statements

(2)  Unaudited  Interim  Financial  Statements

The following unaudited interim financial statements of Sequiam Software, Inc. are filed as required by Rule 3.05(b) of Regulation S-X, as promulgated pursuant to the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, are attached. As exhibit 99.2.

Unaudited Interim Financial Statements:

A    Balance Sheet as of March 31, 2002.
B    Statement of Operations for the Three Months Ended March 31, 2002.
C    Statement of Shareholders' Deficit for the Three Months Ended March 31,
     2002.
D    Statement of Cash Flows for the Three Months Ended March 31, 2002.

(b)  Unaudited Pro forma financial information

The following unaudited pro forma financial information is filed as required by
Article 11 of Regulation S-X, as promulgated pursuant to the Securities Act and the Exchange Act, and is attached as Exhibit 99.3. The following information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2001, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

Unaudited Pro Forma Condensed Combined
Financial Statements of the Company and Sequiam Software, Inc.

A. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2001.
B. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2002.
C.   Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31,
2002.

(c)  Exhibits

2.1* Agreement and Plan of Merger, dated as of March 1, 2002, by and among Wedge Net Experts, Inc.; Sequiam Acquisitions, Inc.; Gregory M. Walters; Sequiam, Inc.; Nicolaas H. Van den Brekel; Mark L. Mroczkowski; James W. Rooney, Trustee of the James W. Rooney Living Trust; and Brekel Group, Inc.

3.1* Certificate of Incorporation of Sequiam Acquisitions, Inc.

3.2* Bylaws of Sequiam Acquisitions, Inc.

3.3* Certificate of Merger filed with the Delaware Secretary of State on April 2, 2002.

3.3* Agreement of Merger filed with the California Secretary of State on April 2, 2002.

21.0* List of subsidiaries of the Company:

     Sequiam Software, Inc. (f/k/a Sequiam, Inc.), a corporation formed under the laws of the State of California, is our only subsidiary, and does business under the name Sequiam and Sequiam Software, Inc

23.1 Consent of Gallogly, Fernandez & Riley, LLP

99.1 Audited Financial Statements of Sequiam Software, Inc. for the year ending December 31, 2001.

99.2 Unaudited Interim Financial Statements of Sequiam Software, Inc. for the Three Months ended March 31, 2002.

99.3 Unaudited Pro forma financial information.

* Filed as an exhibit to the Company's current report on Form 8-K dated April 16, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION


Date:  June 15, 2002         By:  /s/  Nicolaas H. Van den Brekel
                             ---------------------------------------------------
                             Nicolaas H. Van den Brekel, Chief Executive Officer



                             By:  /s/  Mark L. Mroczkowski
                             ---------------------------------------------------
                             Mark L. Mroczkowski, Chief Financial Officer